Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Environmental matters
We are subject to federal and state laws and regulations relating to the protection of the environment. Environmental risk is inherent to natural gas pipeline operations and we could, at times, be subject to environmental cleanup and enforcement actions. We attempt to manage this environmental risk through appropriate environmental policies and practices to minimize any impact our operations may have on the environment.
Commitments and contractual obligations
Future non-cancelable commitments related to certain contractual obligations as of December 31, 2012 are presented below:

	Payments Due by Period
	Total	2013	2014	2015	2016	Thereafter
	(in thousands)
Operating leases and service contracts	$2,576	$661	$450	$428	$179	$858
ARO	8,319	—	—	—	7,860	459
Total	$10,895	$661	$450	$428	$8,039	$1,317

For the periods indicated, total expenses related to operating leases, asset retirement obligations, land site leases and right-of-way agreements were:

	Year ended December 31,
	2012	2011	2010
	(in thousands)
Operating leases	$941	$803	$757
ARO	32	1,393	1,191
	$973	$2,196	$1,948

Bazor Ridge Emissions Matter
In July 2011, in the course of preparing our annual filing for 2010 with the Mississippi Department of Environmental Quality (“MDEQ”) as required by our Title V Air Permit, we determined that we underreported to the MDEQ the SO2 (sulfur dioxide) emissions from the Bazor Ridge plant for 2009 and 2010. In addition, we determined that certain SO2 emissions during 2009 and 2010 exceeded the reportable quantity threshold under the federal Emergency Planning and Community Right-to-Know Act, or EPCRA, requiring notification of various governmental authorities. We did not make any such EPCRA notifications.
In July 2011, we self-reported these issues to the MDEQ and EPA Region IV. In January 2012, we met with EPA Region IV representatives, and have agreed to a settlement with respect to the EPCRA reporting issue. A Consent Agreement and Final Order was executed, which included a civil penalty of $23,010. After discussion with the MDEQ, in February 2012 we submitted an application to amend our Title V Air Permit to account for these SO2 emissions. The MDEQ is currently processing this permit application. In December 2011, EPA Region IV performed an inspection of the plant, and they followed up with an Information Request in May 2012. We have responded to this Information Request and do not anticipate any further action required by the Partnership at this time.
Separation Agreement
For the year ended December 31, 2012, we incurred costs of approximately $0.5 million in relation to a separation agreement with a former officer. As a result of this payment to the former officer pursuant to the separation agreement, we expect to receive insurance proceeds from our insurance carrier of approximately 30% of the amount paid to the former officer.